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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 11, 2000
                                                         ---------------

                                NET2PHONE, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)

                                   000-26763
                                   ---------
                           (Commission File Number)

          Delaware                                     22-3559037
          --------                                     ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                               520 Broad Street
                           Newark, New Jersey 07102
                           ------------------------
            (Address of principal executive offices, with zip code)

                                (201) 530-4000
                                --------------
             (Registrant's telephone number, including area code)

                                171 Main Street
                         Hackensack, New Jersey 07601
                         ----------------------------
                        (Former name or former address,
                         if changed since last report)

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Item 5. Other Events

     On August 11, 2000, Net2Phone, Inc. (the "Company") issued 4,000,000 newly-issued shares of its Class A Common Stock to AT&T Corp. for an aggregate purchase price of $300,000,000. The terms of the transaction are more fully set forth in the Subscription Agreement, which is attached hereto as Exhibit 10.35 and incorporated herein by reference. In addition, AT&T Corp. purchased from IDT Corporation 14.9 million shares of the Company's Class A Common Stock at a price of $75 per share. As a result of these transactions, AT&T Corp. has a 39 percent voting stake and a 32 percent economic stake in the Company.

     On August 11, 2000, the Company issued a press release related to the transactions described above, which included the announcement that John C. Petrillo, Executive Vice President of Corporate Strategy and Business Development for AT&T Corp., and Richard R. Roscitt, President of AT&T Business Services, will join the Company's Board of Directors. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

     The Board of Directors also approved various amendments to the Company's Bylaws in connection with the transaction described above. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          3.2    Amended and Restated Bylaws.

          10.35 Subscription Agreement, dated August 11, 2000, by and between Net2Phone, Inc. and AT&T Corp.

          10.36 Registration Rights Agreement, dated August 11, 2000, by and between Net2Phone, Inc. and AT&T Corp.

          99.1   Press Release dated August 11, 2000.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                NET2PHONE, INC.

                                /s/ Ilan S. Slasky
                              ------------------------------

Date: August 21, 2000           By:  Ilan S. Slasky
                                Its: Chief Financial Officer

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                                NET2PHONE, INC.

                               INDEX TO EXHIBITS

     Exhibit
     Number          Description
--------------------------------------------------------------------------------

     3.2       Amended and Restated Bylaws.

     10.35 Subscription Agreement, dated August 11, 2000, by and between Net2Phone, Inc. and AT&T Corp.

     10.36 Registration Rights Agreement, dated August 11, 2000, by and between Net2Phone, Inc. and AT&T Corp.

     99.1      Press Release dated August 11, 2000.

                                       4